Exhibit 99.2

BUNKER HILL MINING & SILVER47 EXPLORATION

Made in America:
A New Champion in U.S. Silver & Critical Minerals

August 2026



BUNKER HILL MINING
TSX: BNKR / OTC: BHLL

SILVER47
TSXV: AGA / OTC: AAGAF

CAUTIONARY NOTES

Reader Advisory – Industry and Market Data

This presentation includes market and industry data obtained from various publicly available sources and other sources believed by Bunker Hill Mining Corp. ("Bunker Hill" or the "Company") to be true. Although the Company believes it to be reliable, Bunker Hill has not independently verified any of the data from third-party sources referred to in this presentation or analyzed or verified the underlying reports relied upon or referred to by such sources, or ascertained the underlying assumptions relied upon by such sources. Bunker Hill does not make any representation as to the accuracy of such information. All monetary figures in United States dollars unless otherwise indicated.

Reader Advisory – Comparables

The comparable information about other issuers was obtained from public sources and has not been verified by the Company. Comparable means information that compares an issuer to other issuers. The information is a summary of certain relevant operational attributes of certain scientific instrumentation companies and has been included to provide the prospective investor an overview of the performance of what are expected to be comparable issuers. The comparables are considered to be an appropriate basis for comparison with the Company based on their industry, size, operating scale, product mix, jurisdiction, capital structure and additional criteria. The comparable issuers face different risks from those applicable to the Company. Investors are cautioned that there are risks inherent in making an investment decision based on the comparables, that past performance is not indicative of future performance and that the performance of the Company may be materially different from the comparable issuers. If the comparables contain a misrepresentation, investors do not have a remedy under securities legislation in any province in Canada. Accordingly, investors are cautioned not to put undue reliance on the comparables in making an investment decision.

Reader Advisory – Scientific and Technical Information

Scientific and technical information relating to the Bunker Hill Mine contained in this presentation has been derived from, and in some instances extracted from, a technical report prepared in accordance with National Instrument 43-101 —Standards of Disclosure for Mineral Projects ("NI 43-101") dated November 21, 2022 titled "Technical Report and Pre-Feasibility Study for Underground Mining, Milling and Concentration of Lead, Silver and Zinc at the Bunker Hill Mine, Coeur d'Alene Mining District, Shoshone County, Idaho, USA", effective August 29, 2022 (the "Technical Report") prepared by Scott Wilson, C.P.G., of Resource Development Associates Inc., Robert Todd, P.E., of Minetech USA LLC, and Peter Kondos, Ph.D., of YaKum Consulting Inc, each of whom approved the scientific and technical information contained in this presentation that was derived from or extracted from the portion of the Technical Report that such person authored, and is a "qualified person" and "independent" within the meanings of NI 43-101. Portions of the scientific and technical information relating to the Bunker Hill Mine contained in this presentation are based on assumptions, qualifications and procedures which are not fully described herein but are set out in the Technical Report. Reference should be made to the full text of the Technical Report, which has been filed with the Canadian securities' regulatory authorities in the provinces of British Columbia, Alberta and Ontario pursuant to NI 43-101 and is available for review on the Company's SEDAR+ profile at www.sedarplus.ca. The mineral resource estimates referred to in this presentation have been calculated using the Canadian Institute of Mining, Metallurgy and Petroleum "Standards on Mineral Resources and Reserves, Definitions and Guidelines" dated May 10, 2014, prepared by the CIM Standing Committee on Reserve Definitions and adopted by CIM. This presentation includes disclosure on inferred mineral resources that are considered too speculative geologically to have the economic considerations applied to them that would enable them to be categorized as mineral reserves. Mineral resources are geologically constrained and defined at economic cutoff grades that demonstrate reasonable prospects of eventual economic extraction. There is no certainty that all or any part of the mineral resources will be converted into mineral reserves.

Cautionary Notes Regarding Forward-Looking Information

Certain statements in this presentation are forward-looking and involve a number of risks and uncertainties. Such forward-looking statements are within the meaning of that term in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, as well as within the meaning of the phrase 'forward-looking information' in the Canadian Securities Administrators' National Instrument 51-102 – Continuous Disclosure Obligations (collectively, "forward-looking statements"). Forward-looking statements are not comprised of historical facts. Forward-looking statements include estimates and statements that describe the Company's future plans, objectives or goals, including words to the effect that the Company or management expects a stated condition or result to occur. Forward-looking statements may be identified by such terms as "believes", "anticipates", "expects", "estimates", "may", "could", "would", "will", or "plan" or variations of such words and phrases, or statements that certain actions, events or results "could", "may", "occur", "be achieved", "will be taken" or "would" or the negative of these terms or comparable terminology. Since forward-looking statements are based on assumptions and address future events and conditions, by their very nature, they involve inherent risks and uncertainties. Although these forward-looking statements are based on information currently available to the Company, the Company provides no assurance that actual results will meet management's expectations. Risks, uncertainties and other factors involved with forward-looking statements are based on assumptions and address future events and conditions; by their very nature, they involve inherent risks and uncertainties. Risks, uncertainties and other factors involved with forward-looking information could cause actual events, results, performance, prospects and opportunities to differ materially from those expressed or implied by such forward-looking statements. Forward-looking statements in this presentation includes, among other things: the potential ramp up of the Bunker Hill Mine, long-life, sustainable operation based on the results of the Technical Report;

CAUTIONARY NOTES - continued

the timing of the closing of the transaction between the Company and Silver47 by way of court approved plan of arrangement (the "Transaction") or whether the Transaction will be completed at all; the timing of the special meetings of the shareholders of the Company and Silver47; whether all required regulatory, stock exchange, creditor, court, security holder and other approvals, consents, permits, waivers, exemptions and orders will be obtained by the Company and Silver47 prior to the closing of the Transaction or at all; the resulting allocation of share ownership between shareholders of the Company and Silver47 as a result of the Transaction; the resulting market capitalization of Bunker Hill from the Transaction; any acceleration of production or growth of resources resulting from the Transaction; the composition of the board of directors following the Transaction; the expected economic returns of the ramp up of the Bunker Hill Mine; the timing of commercial production or whether commercial production will be achieved at the Bunker Hill Mine or the Hughes Mine, the expected volume of resources produced and any expansion of exploration properties; the expected potential impact of the ramp up plan to create jobs, ensure long-term environmental-management partnerships, and drive the long-term development of the Bunker Hill Mine's resources; the timing, amount and duration of future production and any acceleration of production or growth of resources resulting from the Transaction; the Company's ability to access federal project financing and permitting support following the Transaction; future all-in sustaining costs ("AISC") per payable pound of zinc sold; commodity prices; the estimated capital and operating costs; the Company's ability to discover new mineralization; the potential for the Company to be re-rated based on the rapid ramp up to commercial production of the Bunker Hill Mine; potential sustainability impacts based on the results of the Technical Report; expected silver and critical mineral recoveries; the expansion and modernization or exploration, drilling and processing activities and whether such activities will result in enhanced recoveries or the discovery of new polymetallic occurrences; expected methods of handling concentrate; the Company's plans to reinvest a portion of its pre-tax cash flows on its high-grade silver program; the estimates of free cash flow, net present value and economic returns from the Bunker Hill Mine based on the results of the Technical Report; opportunities to increase the economics of the Bunker Hill Mine; the Company's plans and expectations for its silver exploration program; and the Company's intentions regarding its expectations, objectives, goals or future plans, including, but not limited to, Bunker Hill 2.0 expansion, the London JV option and other upside opportunities and the expected benefits thereof. Factors that could cause actual results to differ materially from such forward-looking information include, but are not limited to: the fluctuating price of commodities, capital market conditions, restriction on labour and international travel and supply chains; failure to identify mineral resources; failure to convert estimated mineral resources to mineral reserves; the inability to complete a feasibility study which recommends a production decision; the preliminary nature of metallurgical test results, including inferred mineral resources that are considered too speculative to have economic considerations applied to them that would enable them to be categorized as mineral reserves; delays in obtaining or failures to obtain required governmental, environmental or other project approvals; political risks; changes in equity markets; uncertainties relating to the availability and costs of financing needed in the future including increases in financing costs or adverse changes to the terms of available financing; the inability of the Company to budget and manage its liquidity in light of the failure to obtain additional financing, including the ability of the Company to complete the payments pursuant to the terms of the agreement to acquire the Bunker Hill Mine Complex; inflation; changes in exchange rates; risks related to exploration activities; the speculative nature of mineral exploration and development; risks associated with joint venture partners and non-controlling shareholders or associates; ability to integrate new acquisitions and new technology into our operations; volatility of the price of our common stock; risks related to dilution of existing shareholders; delays in the development of projects or changes in development or mining plans due to changes in logistical, technical or other factors; capital, operating and reclamation costs varying significantly from estimates and the other risks involved in the mineral exploration and development industry; and those risks set out in the Company's public documents filed on SEDAR+. Although the Company believes that the assumptions and factors used in preparing the forward-looking statements in this presentation are reasonable, undue reliance should not be placed on such information or statements, which only applies as of the date of this presentation, and no assurance can be given that such events will occur in the disclosed time frames or at all. Bunker Hill cautions that the foregoing list of factors that may affect future results is not exhaustive. Readers should carefully consider the foregoing factors and other uncertainties and potential events. The Company disclaims any intention or obligation to update or revise any forward-looking information, whether as a result of new information, future events or otherwise, other than as required by law. No stock exchange, securities commission or other regulatory authority has approved or disapproved of the information contained herein.

Cautionary Note to U.S. Investors

This presentation has been prepared in accordance with the requirements of the securities laws in effect in Canada, which differ from the requirements of U.S. securities laws. Unless otherwise indicated, all resource and reserve estimates included in this presentation have been disclosed in accordance with National Instrument 43-101 – Standards of Disclosure for Mineral Projects ("NI 43-101") and the Canadian Institute of Mining, Metallurgy, and Petroleum Definition Standards on Mineral Resources and Mineral Reserves. NI 43-101 is a rule developed by the Canadian Securities Administrators which establishes standards for all public disclosure an issuer makes of scientific and technical information concerning mineral projects. Canadian disclosure standards, including NI 43-101, differ significantly from the requirements of the United States Securities and Exchange Commission ("SEC"), and resource and reserve information contained in this presentation may not be comparable to similar information disclosed by U.S. companies.

Qualified Person

Mr. Scott E. Wilson, CPG, President of Resource Development Associates Inc. and a consultant to the Company, is a "qualified person" as defined by NI 43-101 and has reviewed and approved the technical data and information contained in this presentation. The qualified person has verified the information disclosed herein, including the sampling, preparation, security and analytical procedures underlying such information, and is not aware of any significant risks and uncertainties that could be expected to affect the reliability or confidence in the information discussed herein.

Cautionary Note Regarding Non-GAAP Financial Measures

This presentation includes certain terms or performance measures commonly used in the mining industry that are not defined under International Financial Reporting Standards ("IFRS") or U.S. GAAP, including AISC per payable pound of zinc sold, earnings before interest, taxes, depreciation and amortization ("EBITDA") and free cash flow. Non-GAAP measures do not have any standardized meaning prescribed under IFRS or U.S. GAAP and, therefore, they may not be comparable to similar measures employed by other companies. The Company believes that, in addition to conventional measures prepared in accordance with IFRS and U.S. GAAP, certain investors use this information to evaluate its performance. The data presented is intended to provide additional information and should not be considered in isolation or as a substitute for measures of performance prepared in accordance with IFRS or U.S. GAAP.

TRANSACTION RATIONALE & BENEFITS

Creating a New U.S. Silver Champion: 100% U.S. asset base combining Bunker Hill's imminent cash-flow engine with a high-quality development pipeline. The Company is currently listed on the TSX, is pursuing a listing on the NYSE American, and a name change to Bunker Hill Silver Corp. is being proposed.

Scale for a Producer Multiple: US$326M pro forma basic market capitalization, enhanced trading liquidity and a strengthened shareholder base, positioning the company for a re-rate as commercial production is achieved.

Clear Path to +5 Moz AgEq per Year: Production ramping from +980 koz AgEq in 2026 to +2,500 koz in 2027[1], with the Bunker Hill 2.0 expansion to 2,500 tpd — the largest mill in the Silver Valley — driving annual production toward +5 Moz AgEq.

Top-Tier U.S. Silver Resource Base with District-Scale Upside: 80 Moz AgEq M&I[2] and +308 Moz AgEq inferred across four assets with three drill programs underway and multiple district-scale systems offering the potential to materially grow resources.

Strengthened Balance Sheet & Access to Capital: An enhanced treasury and improved access to capital position the combined company to support the ramp-up at the Bunker Hill Mine, and on-going exploration and development across the portfolio.

Proven Operators + Proven Explorers: Combines Bunker Hill's mine-building and operating team with Silver47's exploration and discovery track record; both teams bring deep capital markets experience, supported by a board with major-producer / M&A / permitting depth.

U.S. Government Partner of Choice: Established relationships with U.S. EPA, EXIM Bank, Office of Strategic Capital and DOE, providing access to federal project financing and permitting support as the U.S. prioritizes domestic critical minerals production.

(1) Based on analyst consensus projections
(2) AgEq figures calculated at each respective NI 43-101 technical report's commodity prices utilized for resource estimation. Bunker Hill: US$20/oz Ag, US$1.00/lb Pb & US$1.20/lb Zn. Red Mountain: US$23/oz Ag, US$1,850/oz Au, US$1.25/lb Zn, US$0.95/lb Pb & US$4.03/lb Cu. Mogollon: US$25/oz Ag & US$2,100/oz Au. Hugh US$25/oz Ag & US$2,100/oz Au. Consensus projection figures are taken at each broker's respective commodity prices for AgEq

TRANSACTION SUMMARY

Transaction Structure	• Proposed Transaction will be implemented by way of court approved plan of arrangement pursuant to the Business Corporations Act (British Columbia) • Proposed pro forma name change to Bunker Hill Silver Corp.
Consideration	• Exchange ratio of 0.1724 Bunker Hill shares for each Silver47 share held • Represents a premium of 38% and 30% to the Silver47 spot and 20-day VWAP, respectively • Implied pro forma basic market capitalization of US$326M
Ownership	• Shareholders of Bunker Hill and Silver47 will own approximately 57% and 43% of the pro forma basic shares outstanding, respectively
Approvals & Conditions	• Receipt of all required regulatory, stock exchange, creditor, court, security holder and other approvals, consents, permits, waivers, exemptions and orders • Receipt of approval from both Bunker Hill and Silver47 shareholders
Leadership	• Expanded seven-person board of directors, to be comprised of: Richard Williams, Pamela Saxton, Kelli Kast, Mark Cruise, Gary Thompson, Sam Ash, and Galen McNamara • Pro forma management team to be comprised of: Richard Williams (Executive Chairman), Sam Ash (Chief Executive Officer), Galen McNamara (President and Chief Investment Officer), and Brad Barnett (Chief Financial Officer)
Timing	• Special meeting of Silver47 and Bunker Hill shareholders to take place in November 2026 • Expected transaction closing to take place by the end of January 2027

MADE IN AMERICA: A U.S. CHAMPION

- **100% U.S. Platform:** Four projects across Idaho, Nevada, New Mexico and Alaska; established mining jurisdictions with clear permitting frameworks, at a time when jurisdiction risk is repricing the sector.
- **America's Silver Deficit:** The U.S. imports ~77% of the silver it consumes[3], with domestic supply from only four primary silver mines; the combined company adds new U.S. production directly into that gap.
- **A Scarce U.S. Silver Vehicle:** Few U.S.-domiciled silver producers exist; the combined company offers U.S. silver production, resource growth and a planned NYSE American listing in a single equity.
- **Producing America's Critical Minerals:** Silver, zinc and lead are all designated U.S. critical minerals aligning production and pipeline with federal funding and permitting priorities.


Bunker Hill
Hughes
Mogollon
Red Mountain

(3) USGS Mineral Commodity Summaries, February 2026

Strong development pipeline:

- **Bunker Hill 2.0:** Throughput expansion to 2,500 tpd, extending mine life and restoring output toward a ~50/50 silver–critical metals mix as mine-site exploration advances.
- **Hughes:** Near-term tailings re-treatment potential with significant resource upside on Nevada's prolific Walker Lane trend; drilling underway.
- **Red Mountain:** High-grade silver-polymetallic VMS system along a 60 km trend in Alaska, with resource-stage drilling targeting substantial growth.
- **Mogollon:** District-scale epithermal vein field in New Mexico with historic high-grade production, largely untested by modern exploration.

PRO FORMA CAPITAL STRUCTURE

Increased Capital Markets Scale & Strong Support from Strategic Partners

CAPITAL STRUCTURE		BUNKER HILL MINING	SILVER47	Pro Forma Company (Bunker Hill Silver)
Basic Shares Outstanding	*M*	47.2	209.6	83.3
Pro Forma Ownership	***%***	**57%**	**43%**	**100%**
Offer Price	*C$/sh*	*$5.38*	*$0.93*	*$5.38*
Offer Price	*US$/sh*	$3.91	$0.67	$3.91
Market Capitalization	***US$M***	**$184**	**$141**	**$326**
Cash & Equivalents	*US$M*	$10	$33	$42
Debt	*US$M*	$122	-	$122
Enterprise Value	***US$M***	**$296**	**$109**	**$405**

Note: Cash and debt balances as at June 30, 2026 | Bunker Hill cash balance assumes a US$6M draw on the Teck standby facility, with a remaining US$4M of the Teck standby facility and US$10M of the Ocean Partners working capital facility left undrawn

Pro Forma Ownership


3%
Directors & Officers
36%
Institutions & Corporates
61%
Retail & Other

Teck
Sprott
MERK
ocean PARTNERS
Eric Sprott
Sprott ETFs
CRESCAT CAPITAL

Combined Research Coverage

HAYWOOD CAPITAL MARKETS
RED CLOUD
RESEARCH CAPITAL CORPORATION
ROTH

TIER ONE PRO FORMA MANAGEMENT TEAM

Richard Williams
EXECUTIVE CHAIRMAN

BARRICK

- Former COO of Barrick Gold (2015–2018), delivering an 80% increase in operating profit and leading the reset of Barrick's relationship with the Tanzanian Government
- Commanded the British Special Forces Regiment (SAS)
- Former director at Trevali Mining and Gem Diamonds

Sam Ash
CEO

BARRICK

- Former Executive GM of Barrick's Lumwana Mine in Zambia, delivering over $100M in free cash flow improvements and a 50% improvement in safety performance
- CEO of Bunker Hill since 2020, leading the mine from acquisition through financing, rebuild and restart to first production in June 2026

Galen McNamara
PRESIDENT & CIO

NexGen GOLDX2

- CEO of Silver47 and P.Geo. with 20+ years in exploration and capital markets
- Co-winner of the PDAC Bill Dennis Prospector of the Year Award (2018) for the world-class Arrow uranium discovery
- Co-founder of Summa Silver, Gold X2 Mining and others; instrumental in raising over C$200M in equity financings since 2020

Bradley Barnett
CFO

BARRICK

- Over 30 years of international business experience including senior CEO, CFO and MD roles, previously serving as a Managing Director at Barrick
- Helped establish Bunker Hill's landmark relationship with the U.S. EPA — restructuring historical environmental liabilities and unlocking the investment that enabled the mine's restart

Tom Francis
GENERAL MANAGER

- 10 years with Rio Tinto, most recently Mine Manager at Kennecott Bingham Canyon in Utah — with prior roles spanning the full mine-to-refinery value stream
- Former officer in the Royal Marines and UK Special Forces, with operational tours in Kosovo, Iraq and Afghanistan

Mark McBride
VP FINANCE

- Over a decade of mining-industry finance experience — formerly Corporate Controller at Great Panther Mining and Manager of Financial Reporting at Pretium Resources
- CPA who began his career at PwC auditing global miners including Rio Tinto, Anglo American and Teck

Mark Hayes
GENERAL COUNSEL

- Extensive legal experience across mining, natural resources and energy
- Former Senior Corporate Counsel for Nuton, a Rio Tinto Venture, and corporate counsel roles at Rio Tinto advising on transactions, governance, regulatory matters, and mining projects

Board of Directors

Richard Williams
Former COO of Barrick; Executive Chairman of the combined company

Mark Cruise
Founder and former CEO of Trevali Mining; former base-metals specialist with Anglo American

Pamela Saxton
35 years in mining finance; director of Arizona Metals and Rare Element Resources

Kelli Kast
Vice President, General Counsel, and Chief Administrative Officer for Rare Element Resources

Gary Thompson
Geologist with 30+ years of experience; Chairman of Silver47 and CEO of Brixton Metals

Sam Ash
CEO of the combined company; former Executive GM of Barrick's Lumwana Mine

Galen McNamara
President & CIO of the combined company; CEO of Silver47 and PDAC Bill Dennis Award-winning geologist

SIGNIFICANT RESOURCE IN THE USA

Pro Forma Company Boasts a Large High-Grade Endowment Located 100% Within the USA



Pro Forma Resource Build-Up
Inferred
Measured & Indicated
Resource (Moz AgEq)
450
400
350
300
250
200
150
100
50
0
141.7
71.8
69.9
246.6
236.3
10.3
388.3
308.1
80.2
Bunker Hill
Silver47
Total



Developer Resource
M&I Resource (Moz AgEq)
Inferred Resource (Moz AgEq)
AbraSilver
Silver Storm
Pro Forma
Aftermath
Vizsla
Kootenay
Defiance
Silver Tiger
Southern
Silver Mines
Apollo
Silver Bow
Alaska
Silver One
GR Silver
Blackrock
Excellon
Capitan
Argenta
Outcrop
Silver Mountain
Viscount
Kuya
0
100
200
300
400
500
600
Peer leading pro forma resource size



Producer Resource
M&I Resource (Moz AgEq)
Inferred Resource (Moz AgEq)
Endeavour
Aya
Avino
Pro Forma
Santacruz
Americas
GoGold
Guanajuato
Andean
Sierra Madre
0
200
400
600
800
1,000
1,200
Significant re-rate potential on a resource basis, initially as a developer, and a producer thereafter

Note: Combined company AgEq figures calculated at each asset's respective NI 43-101 technical report's commodity prices utilized for resource estimation – Bunker Hill: US$20/oz Ag, US$1.00/lb Pb & US$1.20/lb Zn; Red Mountain: US$23/oz Ag, US$1,850/oz Au, US$1.25/lb Zn, US$0.95/lb Pb & US$4.03/lb Cu; Mogollon: US$25/oz Ag & US$2,100/oz Au; & Hughes: US$25/oz Ag & US$2,100/oz Au

Note: All peer companies AgEq figures calculated utilizing the weighted average of the commodity prices used in the NI 43-101 technical report's resource estimation of each of the combined companies' assets: US$23.21/oz Ag, US$2,024/oz Au, US$1.22/lb Zn, US$0.98/lb Pb & US$4.03/lb Cu

PRO FORMA POSITIONING

Substantial Re-Rate Potential as a Developer & Producer

Developer Market Capitalization



AbraSilver $1,895M
Vizsla $1,380M
Silver Tiger $410M
Blackrock $335M
Pro Forma $326M
Silver Storm $287M
Silver Mines $253M
Silver Bow $235M
Southern $202M
Aftermath $197M
Capitan $191M
Silver Mountain $185M
GR Silver $156M
Apollo $150M
Outcrop $133M
Argenta $114M
Silver One $113M
Excellon $112M
Kuya $105M
Kootenay $100M
Alaska $58M
Defiance $56M
Viscount $50M
Achieving Scale with Expanded Market Capitalization and Capital Markets Profile

Developer Peer P/NAV



AbraSilver 0.95x
Capitan 0.74x
Silver Mountain 0.65x
Silver Storm 0.63x
Outcrop 0.62x
Excellon 0.51x
Silver Bow 0.50x
GR Silver 0.49x
Vizsla 0.48x
Southern 0.41x
Blackrock 0.40x
Silver Mines 0.37x
Pro Forma 0.37x
Aftermath 0.32x
Silver Tiger 0.32x
Kootenay 0.25x
Defiance 0.24x
Re-rate to the broader peer group

Producer Peer P/NAV



Aya 1.11x
Endeavour 1.05x
Avino 0.87x
Americas 0.81x
Santacruz 0.69x
Andean 0.69x
GoGold 0.63x
Sierra Madre 0.55x
Pro Forma 0.37x

Double Bump Re-Rate Potential as Bunker Hill is recognized as a *Silver Producer*

Note: Developer peer group shrinks substantially as many companies do not have research coverage or research NAV estimates
Source: S&P CapitalIQ

CREATING A U.S. CHAMPION OF SILVER & CRITICAL MINERALS PRODUCTION & DEVELOPMENT

Bunker Hill (Idaho):

- 1,800 tpd Ag-Zn-Pb asset with first production achieved in June 2026, currently ramping up to commercial production
- Bunker Hill 2.0 expansion to 2,500 tpd pushes annual production from +2,500 koz AgEq in 2027 toward +5 Moz AgEq

Hughes (Nevada):

- District-scale silver project on the Walker Lane Trend, with near-term production potential from tailings re-treatment and drilling underway
- High-grade mineralization intersected across 6.2 km of strike, within and along extensions of the historic Tonopah silver district

Red Mountain (Alaska):

- High-grade silver and critical minerals VMS system combining grade and scale in Alaska, America's #1 silver-producing state
- Current mineral resources defined at only 2 of 35 mineralized prospects along the 60 km trend, with drilling ongoing

Mogollon (New Mexico):

- District-scale silver-gold epithermal vein field with historic high-grade production, geologically analogous to Mexico's major epithermal silver districts such as Fresnillo and Guanajuato
- Current mineral resource covers only 2.4 km of 77 km of known vein structures

Non-Core:

- Kennedy Project, Nevada, USA
- Adams Plateau Project, British Columbia, Canada
- Michelle Project, Yukon, Canada

Note: AgEq figures calculated at each respective NI 43-101 technical report's commodity prices utilized for resource estimation. Bunker Hill: US$20/oz Ag, US$1.00/lb Pb & US$1.20/lb Zn. Red Mountain: US$23/oz Ag, US$1,850/oz Au, US$1.25/lb Zn, US$0.95/lb Pb & US$4.03/lb Cu. Mogollon: US$25/oz Ag & US$2,100/oz Au. Hughes: US$25/oz Ag & US$2,100/oz Au.



SMOOTHING THE LASSONDE CURVE WITH DIVERSIFIED ASSET DEVELOPMENT TIMELINES

- On the path to becoming a major U.S. silver producer with extensive upside across the entire portfolio
- Results from ongoing Bunker Hill silver-focused exploration in upper area of mine affirms ability to restore and maintain a 50/50 Silver-Base Metals mix


Extensive Upside Potential:
Hughes and Mogollon not modelled by Silver47 analysts
Exploration upside at Bunker Hill including Ranger Page and the Gap Zone
Broader portfolio exploration upside
Future internal and external growth potential
Bunker Hill - Bunker Hill
Silver47 - Red Mountain
Cate 8 & Hughes Tails
Silver Equivalent Production (AgEq koz)
12,000
10,000
8,000
6,000
4,000
2,000
0
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
2036
2037
2038
2039
2040
2041
2042
2043
2044

Note: Based on research analyst consensus figures at each respective analyst's metal prices for AgEq calculations. Silver47 research analysts only model Red Mountain currently. Cate 8 & Hughes tails are indicative company estimates

BUNKER HILL: BACK IN PRODUCTION

A 165 Moz historic silver producer restarted in June 2026, ramping to 1,800 tpd on 6,284 acres of private land

Current Ramp-Up	Targeted Output Mix
1,800 tons per day	**165 Moz Ag** historic output
2,500 koz 2027 Production[2]	**50% Ag** historic revenue amount

- **New mill commissioned in 2026** with >80% recoveries across all metals and underground paste backfill
- **Historically replaced reserves every year for ~100 years**; the current 5-year mine plan reflects verified drilling to date – decades and decades of historical drill data are yet to be incorporated
- **Closed in 1981 by smelter compliance costs and collapsing metal prices, not geology;** the restart ships concentrate off-site and carries neither burden



Pinehurst
Ranger-Page
1,1961.1 acres
Bunker Hill
5,087.6 acres
Location
IDAHO

1,800 tpd Ag-Zn-Pb asset with first production now complete, currently ramping up to commercial production

$0.06/kWh grid power and highway access to Trail Smelter; no union

6,284 acres & 100% Private Land

(1) AgEq figures calculated at each respective NI 43-101 technical report's commodity prices utilized for resource estimation. Bunker Hill: US$20/oz Ag, US$1.00/lb Pb & US$1.20/lb Zn. Red Mountain: US$23/oz Ag, US$1,850/oz Au, US$1.25/lb Zn, US$0.95/lb Pb & US$4.03/lb Cu. Mogollon: US$25/oz Ag & US$2,100/oz Au. Hugh US$25/oz Ag & US$2,100/oz Au. Consensus projection figures are taken at each broker's respective commodity prices for AgEq
(2) Based on analyst consensus projections

BUNKER HILL: BACK IN PRODUCTION

A 165 Moz historic silver producer restarted in June 2026, ramping to 1,800 tpd on 6,284 acres of private land

Current Ramp-Up
1,800
tons per day
2,500 koz
2027 Production(2)

Targeted Output Mix
165 Moz Ag
historic output
50% Ag
historic revenue amount

- **New mill commissioned in 2026** with >80% recoveries across all metals and underground paste backfill
- **Historically replaced reserves every year for ~100 years**; the current 5-year mine plan reflects verified drilling to date – decades and decades of historical drill data are yet to be incorporated
- **Closed in 1981 by smelter compliance costs and collapsing metal prices, not geology;** the restart ships concentrate off-site and carries neither burden



1,800 tpd Ag-Zn-Pb asset with first production now complete, currently ramping up to commercial production
Pinehurst
Ranger-Page
1,1961.1 acres
Bunker Hill
5,087.6 acres
Location
IDAHO
$0.06/kWh grid power and highway access to Trail Smelter; no union
6,284 acres & 100% Private Land

(1) AgEq figures calculated at each respective NI 43-101 technical report's commodity prices utilized for resource estimation. Bunker Hill: US$20/oz Ag, US$1.00/lb Pb & US$1.20/lb Zn. Red Mountain: US$23/oz Ag, US$1,850/oz Au, US$1.25/lb Zn, US$0.95/lb Pb & US$4.03/lb Cu. Mogollon: US$25/oz Ag & US$2,100/oz Au. Hugh US$25/oz Ag & US$2,100/oz Au. Consensus projection figures are taken at each broker's respective commodity prices for AgEq
(2) Based on analyst consensus projections

NEW 1,800 TPD MILL – THE LARGEST IN THE SILVER VALLEY

Construction complete; phased commissioning underway, with design capacity for 2,500 tpd

New 1,800 tpd processing facility at Kellogg Site. Co-located with Tailings Filter Plant

Primary & secondary crushing feeds mill and differential flotation circuits to **produce zinc and lead-silver concentrates**

Clean zinc and lead/silver concentrate trucked 210 kms to Teck's Trail Smelter, with no penalties

Tailings are placed underground or onto the dry stack facility on site

>80% recovery rate for all metals

Layout and design **enable future throughput expansion** from 1,800 to 2,500 tpd (Bunker 2.0)

1,800 tpd Mill Largest in the Silver Valley District

PROCESSING CAPACITY IN THE SILVER VALLEY (tpd)		
Bunker Hill	1,800/2,500	BNKR:TSX (US$326M Pro Forma)
Lucky Friday	1,200	HL:NYSE (US$14.0B)
Galena	1,000/600	USAS:NYSE (US$1.8B)
New Jersey	400	IDR:NYSE (US$493M)





Sources: Company websites, presentations, and 43-101 technical reports

EXPANSION POTENTIAL BEYOND MINE RESTART

To extend LOM while returning to a 50/50 silver-base metals revenue mix

- **Increase the mine life:** Expansion plan based on M, I, and M & I within PFS and assumes 75% conversion rate of Indicated, 50% conversion rate of Inferred resources
- **Increase the quality of the resource:** by returning Bunker Hill to a balanced (50/50) silver/base metals revenue mix over the LOM:
  - Increasing free cash flow generation by mining more high-grade silver-lead (galena) and silver-copper mineralization
  - Via developing known targets that include open veins being mined at depth, and other targets in the upper areas of the mine
- The silver market is **small, tight, and supply-constrained**
- Investors are being forced **up the quality curve** toward:
  - ✔ Jurisdictional safety
  - ✔ Near-term cash flow
  - ✔ Real silver leverage, not optionality

Bunker Hill checks all three boxes

		Grades				Contained Metal			
	K Tons	ZnEq (%)	Ag (opt)	Pb (%)	Zn (%)	ZnEq (klbs)	Ag (koz)	Pb (klbs)	Zn (klbs)
Mineral Resource									
Measured (M)	2,374	8.26%	1.01	2.46%	5.37%	392,023	2,404	116,574	254,811
Indicated (I)	4,662	8.29%	1.00	2.37%	5.48%	772,993	4,657	221,295	510,964
Total M&I	**7,036**	**8.28%**	**1.00**	**2.40%**	**5.44%**	**1,165,016**	**7,061**	**337,869**	**765,774**
Inferred	6,943	8.62%	1.52	2.87%	4.96%	1,196,433	10,532	398,901	688,482
Mineral Reserve									
Probable	**3,200**	**8.91%**	**1.12**	**2.59%**	**5.81%**	**570,223**	**3,587**	**165,984**	**372,120**


Measured
Indicated
Inferred
Annual Throughput (ktpa)
700
600
500
400
300
200
100
0
Year 1
Year 2
Year 3
Year 4
Year 5
Year 6
Year 7
Year 8
Year 9
Year 10
Year 11
Year 12
Year 13
Year 14

Note: Mineral Resource is inclusive of Mineral Reserve. Mineral Reserve is shown on an undiluted basis. For further detail, see the Company's news release dated September 6, 2022. ZnEq figures calculated based on $1.20/lb zinc, $1.00/lb lead, $20.00/oz silver

THE SYSTEM IS BIGGER THAN THE MINE

A century of mining left high-grade intercepts unmined beside the workings, half the property unexplored and everything below 3,850 ft untouched

Unmined historical intercepts around the workings

1. Hole 0360: **741 g/t AgEq over 4.6m** (375 g/t Ag, 30.2% Pb, 9.8% Zn)
2. Hole 0839: **604 g/t AgEq over 4.0m** (486 g/t Ag, 14.9% Pb)
3. Hole 1498: **528 g/t AgEq over 3.3m** (436 g/t Ag, 11.5% Pb)
4. Hole 1746: **1,484 g/t AgEq over 1.5m** (1,149 g/t Ag, 41.4% Pb, 0.4% Zn)
5. Hole 3209: **535 g/t AgEq over 3.0m** (439 g/t Ag, 3.8% Pb, 5.2% Zn)

New drilling at the emerging Cate-8 discovery

6. Hole BHE26-02: **323 g/t AgEq over 3.2m** (196 g/t Ag, 14.9% Pb, 0.6% Zn)
7. Hole BHE26-03: **389 g/t AgEq over 4.7m** (219 g/t Ag, 20.4% Pb, 0.5% Zn)

Five vectors to expansion

- **The emerging Cate-8 discovery:** High-grade silver-lead beside active development, positioned to enter the mine plan on a short timeline
- **Near-mine pipeline:** Unmined historical high-grade intercepts not yet in the mineral resource
- **Gap between Bunker Hill and Ranger-Page:** Mines on both ends and essentially untested in the middle
- **South of the mine:** Roughly half the 6,284-acre land package has seen no systematic exploration
- **Open at Depth:** The Valley's deepest mines follow their veins past 8,000 ft — Lucky Friday to 9,700 ft — while Bunker Hill stopped at 3,850 ft.



Ranger-Page
Bunker Hill
PAGE MINE
BLACKHAWK
CROWN POINT
TARGET AREA
OPEN
OPEN
OPEN
Area of Mineral Reserve and Resources
1
2
3
4
5
6
7
0
3
6 km
Underground Workings
Stopes



Bunker Hill
Sunshine
Star-Morning
Hecla
Gold Hunter
Lucky Friday
SURFACE
2,000 ft
4,000 ft
6,000 ft
8,000 ft
10,000 ft
3,800 ft
5,200 ft
Down-dip Potential
open below historic workings
6,000 ft
8,200 ft
8,500 ft
9,700 ft

(1) AgEq figures calculated at commodity prices utilized for resource estimation. Bunker Hill: US$20/oz Ag, US$1.00/lb Pb & US$1.20/lb Zn.

HUGHES PROJECT HIGHLIGHTS

Robust Resource on the Prolific Walker Lane

INDICATED
10.26M
AgEq
Contained within 0.96 Mt
333 g/t AgEq

INFERRED
32.91M
AgEq
Contained within 2.43 Mt
421 g/t AgEq

INFERRED: TAILINGS
2.74M
AgEq
Contained within 1.26 Mt
68 g/t AgEq

- **Significant Resource upside** with drilling in progress
- Over **90%** of the resource occurs within Private Land
- Mineralized zones **open to expansion**
- Excellent metallurgical recoveries **90% Silver & 97% Gold**



N
TONOPAH WEST PROJECT
HUGHES PROJECT
4 km
BLACKROCK
SILVER CORP
US$335M Market Cap*
82.9M INFERRED
oz AgEq
Contained within 5.5 Mt at 466 g/t AgEq
40.2M Indicated
oz AgEq
Contained within 2.8 Mt at 454 g/t AgEq

LEGEND
- Silver47: Hughes Project
- Blackrock Silver: Tonopah West Project

Indicated and Inferred Mineral Resources for the Hughes Project are presented using a 190 g/t AgEq cutoff grade for in situ resources, and a 45 g/t AgEq cutoff grade for resources in tailings. For Hughes Project Indicated and Inferred Mineral Resources, AgEq is based on silver and gold prices of US$25/oz and US$2,100/oz, respectively, and metallurgical recoveries of 90% and 97% for silver and gold, respectively. AgEq Factor = (Ag Price / Au Price) x (Ag Rec / Au Rec); g AgEq/t = g Ag/t + (g Au/t / AgEq Factor). *AgEq is calculated using US$20/oz Ag, US$1,800/oz Au, with metallurgical recoveries of Ag - 90% and Au - 95%. AgEq = (Ag grade x Ag recovery)+[(Au grade x Au recovery) x (Au price / Ag price)].*As of July 31st, 2026.

EXTENDING THE HISTORIC TONOPAH DISTRICT

- 7,000 m of drilling on-going pursuing main structure east of the district
- Potential to extend prolific Tonopah District an additional 4.2 km
- High-grade mineralization intersected across 6.2 km of strike length

	Hole ID	Length (m)	Ag (g/t)	Au (g/t)	AgEq (g/t)
Belmont	**SUM21-30**	2.8	2,252	21.6	**3,971**
	incl.	0.9	5,969	60.2	**10,790**
	SUM21-31	4.3	913	7.86	**1,529**
	incl.	0.6	4,338	56.5	**8,989**
	SUM20-06	18.5	286	3.1	**536**
	incl.	2.5	1,762	19.99	**3,385**
Ruby	**SUM23-59**	**3.0**	812	8.4	**1,450**
	incl.	0.6	1,635	17.4	**2,959**
Murray	**SUM21-40**	6.1	253	2.53	**455**
	incl.	0.9	543	5.42	**977**



Emerald
Strong Alteration
Historic Tonopah Mining District
175M oz Ag, 1.86M oz Au
679 g/t Ag, 7.3 g/t Au**
Eastern Extension Open and Unexplored
Murray
Belmont
Halifax
Ruby
Topaz
Diamond
Sapphire
Areas of Focus for Ongoing Exploration 4.2 km

LEGEND

- Hughes Project Boundary
- Indicated Resource
- Inferred Resource
- Tailings
- Primary Target Areas
- Secondary Target Areas
- Drilling

*AgEq is calculated using US$20/oz Ag, US$1,800/oz Au, with metallurgical recoveries of Ag - 90% and Au - 95%.
AgEq = (Ag grade x Ag recovery)+((Au grade x Au recovery) x (Au price / Ag price)). True thicknesses are estimated to be 70-80% of drilled intercept length

HUGHES TAILINGS

Near-Term, Low-Capital Production Potential from Historic Tailings

INFERRED: TAILINGS
2.74M
AgEq

Contained within 1.26 Mt

68 g/t AgEq

Metallurgical Testwork Ongoing to Confirm Reprocessing Potential of Historic Mine Tailings

- Located exclusively on **private land ~0.25 km from US Highway 6**
- **Potential Low-Capital** opportunity to convert previously discarded material into **payable metal production**
- **Enhanced recoveries** expected through application of modern processing & metallurgical techniques
- **Dual value proposition** of positive cash flow & environmental remediation



NEVADA
N

Tailings
2026 Auger Hole
Hughes Project Boundary
Previous Auger Hole

* g/t = grams per tonne; Silver equivalent is calculated using US$20/oz Ag, US$1,800/oz Au with metallurgical recoveries of Ag – 90%, Au – 95%. AgEq = (Ag grade x Ag recovery)+((Au grade x Au recovery) x (Au price / Ag price)).

RED MOUNTAIN HIGHLIGHTS

INFERRED
168.6M AgEq
Contained within 15.6 Mt
336 g/t AgEq

10,000 m drill program ongoing to target both resource growth and new polymetallic occurrences

- **Grade:** Both Resource zones host multiple intercepts over 2,000 g/t AgEq*
- **Scale:** Only 2 out of 35 mineralized prospects across a 60 km trend have seen systematic exploration
- **Located** in a premier mining jurisdiction with a long history of responsible resource development



N
RED MOUNTAIN
60km Trend
WESETERN SEDEX TARGETS
EASTERN VMS TARGETS
SURPRISE CREEK
SHEEP CREEK
BULLSEYE
HORSESHOE
RINGER
BIG
GRAPPLE
CHUTE CREEK
NIKE
IRISH POINT
ARETE
GLACIER CREEK
SMOG/GALLEON
67/SIXBY
SHEEP-ROGERS
WEST TUNDRA FLATS
DRY CREEK NORTH
RERUN
REDBACK
PLATYPUS
HUNTER WEST
HUNTER
SOUTH PLATYPUS
DC SOUTH
MEGAN
YETI
KIWI
YOGI
JACK FROST
EASY IVAN
VIRGINIA CREEK
ANDERSEN MTN
WEST FORK
CIRQUE
5 km
Primary Targets & Inferred Resource
Future Prospective Targets
Project Boundary

Equivalencies are calculated using ratios with metal prices of US$2,750/tonne Zn, US$2,100/tonne Pb, US$8,880/tonne Cu, US$1,850/oz Au, and US$23/oz Ag and recoveries of 90% Zn, 75% Pb, 70% Cu, 70% Ag, and 80% Au.
AgEq* (g/t) = [Zn (%) x 47.81] + [Pb (%) x 30.43] + [Cu (%) x 119] + [Ag (g/t) x 1] + [Au (g/t) x 91.93]

DRY CREEK LONG SECTION


LEGEND
Drill Hole Pierce Point
>500 AgEq*
>150 AgEq*
<150 AgEq*
DC18-79 | historic hole
1,988 g/t AgEq over 6.10m
385 g/t Ag + 5.5 g/t Au
+ 1.23% Cu + 22.2% Zn+Pb
DC25-111
216 g/t AgEq over 12.35m
28 g/t Ag + 0.32 g/t Au
+ 0.22% Cu + 3.01% Zn+Pb
Tons
DC25-108
344 g/t AgEq over 12.30m
13 g/t Ag + 0.09 g/t Au
+ 0.05% Cu + 8.66% Zn+Pb
DC98-40 | historic hole
672 g/t AgEq over 36.10m
138g/t Ag + 1.02 g/t Au
+ 0.22% Cu + 8.5% Zn+Pb
Surface
Planned Pit Shell
OPEN
DC25-113
606 g/t AgEq over 9.65m
124 g/t Ag + 1.82 g/t Au
+ 0..12% Cu + 6.99% Zn+Pb
DC18-77 | historic hole
1,333 g/t AgEq over 6.80m
939 g/t Ag + 1.45 g/t Au
+ 0.36% Cu + 5.2% Zn+Pb
Higher-Grade Shoots
Higher-Grade Shoots
Higher-Grade Shoots
OPEN
OPEN
OPEN
OPEN
OPEN
OPEN
250 m
Looking southeast

Equivalencies are calculated using ratios with metal prices of US$2,750/tonne Zn, US$2,100/tonne Pb, US$8,880/tonne Cu, US$1,850/oz Au, and US$23/oz Ag and recoveries of 90% Zn, 75% Pb, 70% Cu, 70% Ag, and 80% Au. AgEq* (g/t) = [Zn (%) x 47.81] + [Pb (%) x 30.43] + [Cu (%) x 119] + [Ag (g/t) x 1] + [Au (g/t) x 91.93]

2026 EXPLORATION PROGRAM

- **Targeting Resource Growth at Dry Creek**: 3,000 m will focus on expanding the inferred 168.6 million silver equivalent ounce resource (336 g/t AgEq*).
- **Discovery Drilling at District-Scale Targets**: 7,000 m will test numerous largely undrilled polymetallic massive sulfide occurrences across the 60 km trend.
- **U.S. Silver & Critical Mineral Focus**: Summer program will target U.S. silver and critical minerals, positioning the project as a strategic American source of high-demand materials.



LAST CHANCE CORRIDOR
DRY CREEK DEPOSIT
DRY CREEK SYNCLINE
SILVER47 DRILLING
• 24.5 m of 486 g/t AgEq*
(55 g/t Ag, 1.99 g/t Au, 4.08% Zn, 1.32% Pb, 0.10% Cu)
• 22.3 m of 601 g/t AgEq*
(106 g/t Ag, 0.82 g/t Au, 5.86% Zn, 2.6% Pb, 0.13% Cu)
N
SHEEP CREEK TARGET
HISTORIC DRILLING
• 130 m of 1.4% Zn, 0.6% Pb, 0.04% Sn
Incl. 25 m of 2.5% Zn, 0.5% Pb, 0.13% Sn
HISTORIC ROCK CHIP SAMPLING
• 306 g/t Ag, 4.3% Zn, 3.98% Pb, 0.18% Cu
FOMO TARGET
2025 ROCK CHIP SAMPLING
• 1,793 g/t AgEq* (23.2% Zn, 10.05% Pb, 2.54% Cu, 74 g/t Ag)
• 1,138 g/t AgEq* (9.27% Zn, 11.65% Pb, 2.40% Cu, 54 g/t Ag)
GLACIER CREEK WEST
GLACIER CREEK EAST
WEST TUNDRA FLATS DEPOSIT
WEST TUNDRA FLATS EAST
60km Trend
HUNTER TARGET
HISTORIC DRILLING
• 1.4 m of 17.4% Zn, 3.9% Pb, 90 g/t Ag, 0.23 g/t Au, 1.6% Cu
HISTORIC ROCK CHIP SAMPLING
• 616 g/t Ag, 18.7% Zn, 5.4% Pb, 2.5% Cu, 0.33 g/t Au
Deposit / Inferred Resource
High Priority Targets
Additional Prospects
Project Boundary

Equivalencies are calculated using ratios with metal prices of US$2,750/tonne Zn, US$2,100/tonne Pb, US$8,880/tonne Cu, US$1,850/oz Au, and US$23/oz Ag and recoveries of 90% Zn, 75% Pb, 70% Cu, 70% Ag, and 80% Au. AgEq* (g/t) = [Zn (%) x 47.81] + [Pb (%) x 30.43] + [Cu (%) x 119] + [Ag (g/t) x 1] + [Au (g/t) x 91.93]

MOGOLLON PROJECT HIGHLIGHTS



Total Size: 7,730 acres
N
6,956 g/t AgEq*
471 g/t Ag, 71.1 g/t Au, 4.2% Cu (Dump)
3,652 g/t AgEq*
221 g/t Ag, 39.3 g/t Au, 0.8% Cu (Dump)
8,475 g/t AgEq*
873 g/t Ag, 5.39 g/t Au, 4.43% Cu (Float)
4,058 g/t AgEq*
397 g/t Ag, 43.3 g/t Au (Outcrop)
LEGEND
Mogollon Claims
Veins and Faults
Inferred Resource
AgEq* (g/t)
0 - 0.5
0.5 - 10
10 - 50
50 - 100
100 - 8,475
New Mexico
Mogollon Project
5 km
9 km

100% owned

INFERRED

32.08M AgEq

Contained within 2.72 Mt

367 g/t AgEq

- MRE covers only **2.4 of the 77 km** of known vein and structure present
- Excellent metallurgical recoveries **97% Silver & 98% Gold**
- **Significant Resource upside** with under-explored targets

Inferred Mineral Resources for the Mogollon Project are presented using a 175 g/t AgEq Cutoff Grade. For Mogollon Project Inferred Mineral Resources, AgEq is based on silver and gold prices of US$25/oz and US$2,100/oz respectively, and metallurgical recoveries of 97% and 97% for silver and gold, respectively. AgEq Factor= (Ag Price / Au Price) x (Ag Rec / Au Rec); g AgEq/t = g Ag/t + (g Au/t / AgEq Factor).

*AgEq is calculated using US$20/oz Ag, US$1,800/oz Au, with metallurgical recoveries of Ag - 90% and Au - 95%. AgEq = (Ag grade x Ag recovery)+((Au grade x Au recovery) x (Au price / Ag price)). True thicknesses are estimated to be 70-80% of drilled intercept length

MOGOLLON PROJECT LONG SECTION

Critical Mass Window on 2 km of Private Land

LEGEND

- Drill hole pierce point
- Historic underground sample
- >500 g/t AgEq*
- >100 g/t AgEq*
- >50 g/t AgEq*
- <50 g/t AgEq*

393 / 7.4m — g/t AgEq* / Intercept Length



MOG23-20
393* / 7.4m inc. 2,735* / 0.5m
MOG23-21
1,133* / 1.6m
MOG22-10
445* / 16.6m inc. 640* / 9.9m
MOG22-05
448* / 31m inc. 1,891* / 1.8m
Surface
Deadwood Mine
Eberle Mine
Clifton Tunnel
Consolidated Mine
500 m
OPEN
OPEN
OPEN
Last Chance Vein
Anna E Vein
Maud S Vein
Fannie Vein
Resource Upside
~32 Moz AgEq*
Deadwood
South Queen
Eberle
Clifton
Fannie
Consolidated Extension
2 km

*Silver equivalent is calculated using US$20/oz Ag, US$1,800/oz Au with metallurgical recoveries of Ag – 90% and Au – 95%

BUNKER HILL PRODUCTION ANCHORS A CATALYST-RICH GROWTH PIPELINE

	Q3 2026	Q4 2026	Q1 2027	Q2 2027
Production Re-Rating at Bunker	First Concentrate Produced			
Commercial Production		Achieve Commercial Production		
Operating Guidance		Operating Guidance to be Provided		
Cate 8 Vein Extension		Resource, Addition to Mine Plan, and Mining		
Bunker 2.0			Expansion to 2,500 tpd with US$150M EXIM Support	
Exploration at Bunker	Exploration to Restore Historic 50/50 Silver to Zinc Ratio			
Drilling at Red Mountain	10,000 m ongoing			
Drilling at Hughes	7,000 m ongoing			Potential to reprocess Hughes tailings deposit to generate revenue in the near-term
Hughes Tailings	On-going metallurgical work			
Advancing Red Mountain			Updated MRE	PEA

COMPANY HIGHLIGHTS

U.S. Precious and Critical Minerals Developer and Producer

Strengthened Balance Sheet and Access to Capital to Advance Exploration/Expansion

Substantial Re-Rate Potential as Production Commences at Bunker Hill

Greater Potential for Index Inclusion, Follow On Buying, and Further Institutional Ownership

Enhanced Capital Markets Profile with Greater Scale, liquidity, and Market Support

Major Project Pipeline and Optionality with Red Mountain, Hughes, and Mogollon

'Made in America' Story with Strategic Partnerships in Place Showing Strong Support

Proven Leadership Team with Complementary Skillsets and Experience

PRO FORMA MINERAL RESOURCE & RESERVE SUMMARY

BUNKER HILL

MINERAL RESOURCE

CLASSIFICATION	Tonnes (Mt)	Ag (g/t)	Zn (%)	Pb (%)	ZnEq (%)	AgEq (g/t)	Ag (Moz)	Zn (kt)	Pb (kt)	ZnEq (kt)	AgEq (Moz)
MEASURED	2.4	32	5.4	2.5	8.3	308	2.4	255	117	392	23.5
INDICATED	4.7	31	5.5	2.4	8.3	309	4.7	511	221	773	46.4
TOTAL M&I	**7.1**	**31**	**5.4**	**2.4**	**8.3**	**309**	**7.1**	**766**	**338**	**1,165**	**69.9**
INFERRED	6.9	48	5.0	2.9	8.6	322	10.5	688	399	1,196	**71.8**

MINERAL RESERVE

CLASSIFICATION	Tonnes (Mt)	Ag (g/t)	Zn (%)	Pb (%)	ZnEq (%)	AgEq (g/t)	Ag (Moz)	Zn (kt)	Pb (kt)	ZnEq (kt)	AgEq (Moz)
PROBABLE	3.2	35	5.8	2.6	8.9	333	3.6	372	166	570	**34.2**

SILVER47

CLASSIFICATION	Project	Tonnes (Mt)	Ag (g/t)	Au (g/t)	Zn (%)	Pb (%)	Cu (%)	AgEq (g/t)	Ag (Moz)	Au (koz)	Zn (kt)	Pb (kt)	Cu (kt)	AgEq (Moz)
INFERRED	**Red Mountain**	15.6	71	0.4	3.4	1.4	0.2	336	36	214	532	216	26	169.6
INDICATED	**Hughes**	1	188	1.6	-	-	-	333	5.8	49	-	-	-	10.3
INFERRED	**Hughes (In Situ)**	2.4	204	2.4	-	-	-	421	15.9	188	-	-	-	32.9
INFERRED	**Hughes (Tailings)**	1.3	44	0.3	-	-	-	68	1.8	11	-	-	-	2.7
INFERRED	**Mogollon**	2.7	139	2.7	-	-	-	367	12.1	238	-	-	-	32.1
TOTAL INDICATED MINERAL RESOURCES		**1**	**188**	**1.6**	**-**	**-**	**-**	**333**	**5.8**	**49**	**-**	**-**	**-**	**10.3**
TOTAL INFERRED MINERAL RESOURCES		**22**	**98**	**0.9**	**2.4**	**1**	**0.1**	**334**	**65.8**	**651**	**532**	**216**	**26**	**236.3**

AgEq figures calculated at each respective NI 43-101 technical report's commodity prices utilized for resource estimation. Bunker Hill: US$20/oz Ag, US$1.00/lb Pb & US$1.20/lb Zn. Red Mountain: US$23/oz Ag, US$1,850/oz Au, US$1.25/lb Zn, US$0.95/lb Pb & US$4.03/lb Cu. Mogollon: US$25/oz Ag & US$2,100/oz Au. Hugh US$25/oz Ag & US$2,100/oz Au.

BUNKER HILL

MINING CORPORATION

Brenda Dayton

Vice President, Investor Relations

brenda.dayton@bunkerhillmining.com

SILVER47

Galen McNamara

CEO & Director

info@silver47.ca